Exhibit 99.1




                              LETTER OF TRANSMITTAL
                                       for
                      8 3/4% Senior Secured Notes Due 2013
                                       of
                                TEKNI-PLEX, INC.
                                 Pursuant to the
                                 EXCHANGE OFFER
                                  in Respect of
                             All of Its Outstanding
                      8 3/4% Senior Secured Notes Due 2013
                                       for
                  8 3/4% Senior Secured Exchange Notes due 2013
                             -----------------------

              Pursuant to the Prospectus Dated --------------, 2004


   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
     CITY TIME, ON -------------, 2004 UNLESS THE EXCHANGE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").



                      To: HSBC Bank USA, Exchange Agent


   By Mail or Hand/Overnight Delivery:                    By Facsimile:

              HSBC Bank USA                               (718) 488-4488
             One Hanson Place                        Attention: Paulette Shaw
        Brooklyn, New York, 11243
            Attn: Paulette Shaw                       Confirm by Telephone:
           Phone (718) 488-4475                           (718) 488-4475




                             -----------------------


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR
TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY
BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below). As used herein, the term "holder" means a holder of Old Notes (as defined below), including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC"), whose name appears on a security position listing as the owner of the Old Notes. As used herein, the term "certificates" means physical certificates representing Old Notes.

     To participate in the Exchange Offer (as defined below), holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" or (b) forwarding certificates herewith. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the account of HSBC Bank USA (the "Exchange Agent") at DTC and then send to the Exchange Agent a Book-Entry Confirmation (as defined below), including an agent's message (as defined below) confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company (as defined below) may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

     If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO
THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, principal amounts and number of beneficial holders on a separately executed schedule and affix the schedule to this Letter of Transmittal.
See Instruction 3

--------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------------
         Name(s) and Address(es) of Registered Holder(s)          Certificate  Principal Amount of        Number of
                   (Please Fill In, If Blank)                     Number(s)*    Old Notes Tendered    Beneficial Holders
                                                                              (If Less Than All Are      for which Old
                                                                                   Tendered)**          Notes are Held
--------------------------------------------------------------------------------------------------------------------------
                                                                            $
--------------------------------------------------------------------------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
                                                                            $
                                                                 ---------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED                                $
--------------------------------------------------------------------------------------------------------------------------
*     Need not be completed by holders tendering by book-entry transfer.
**    Old Notes may be tendered in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof;
      provided that if fewer than all of the Old Notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining Old Notes must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in thus column. See
      Instruction 4.
--------------------------------------------------------------------------------------------------------------------------

(BOXES BELOW TO BE CHECKED BY ELIGIBLE  INSTITUTIONS  (defined in Instruction 1)
ONLY)

[-] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution:---------------------------------------------
    DTC Account Number:--------------------------------------------------------
    Transaction Code Number:---------------------------------------------------

[-] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


    Name(s) of Registered Holder(s) of Old Notes:------------------------------
    Window Ticket Number (if any):---------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:------------------------ Name of Institution which Guaranteed Delivery:-----------------------------
      If Guaranteed Delivery is to be made by Book-Entry Transfer:
    Name of Tendering Institution:---------------------------------------------
    DTC Account Number:--------------------------------------------------------
    Transaction Code Number:---------------------------------------------------

[-] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND
    NON-EXCHANGED OR UNTENDERED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[-] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR
    OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.
    Name:----------------------------------------------------------------------
    Address:-------------------------------------------------------------------
    Area Code and Telephone Number:------------------ Contact Person:---------- Principal Amount of Old Notes so Held: $-----------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Tekni-Plex, Inc., a Delaware corporation (the "Company"), the aggregate principal amount of Old Notes (as defined below) indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's prospectus dated -------, 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $275 million principal amount of its 8 3/4% Senior Secured Exchange Notes due 2013, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for $275 million principal amount of its issued and outstanding 8 3/4% Senior Secured Notes due 2013 (the "Old Notes" and, together with the "New Notes", the "Notes").

     Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Old Notes (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with any obligations it may have under the registration rights agreement dated November 21, 2003. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement and that the Company shall have no further obligations or liabilities thereunder (except in certain limited circumstances).

     The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is participating, or intends to participate, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933 (as amended, the "Securities Act")) of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the provisions of the Securities
Act), provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company has agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. Any person, including any Participating Broker-Dealer, who is an "affiliate" may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. In that regard, each Participating Broker-Dealer by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     Holders of Old Notes whose Old Notes are accepted for exchange will not receive any interest on such Old Notes, and the undersigned hereby waives the right to receive any interest on such Old Notes in connection with the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above in the box entitled "Description of Old Notes Tendered," if they are not already set forth in such box, as they appear on the certificates representing such Old Notes. The certificate number(s) of the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates of such unexchanged or untendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered."

--------------------------------------------------------------------------------
                               HOLDER(S) SIGN HERE
                          (See Instructions 2, 5 and 6)
                (Please Complete Substitute Form W-9 on Page 16)
      (Note: Signature(s) Must be Guaranteed if Required by Instruction 2)
--------------------------------------------------------------------------------

     Must be signed by registered holders exactly as name(s) appear(s) on certificates for the Old Notes hereby tendered or on a security position listing, or by any persons authorized to become the registered holders by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company, the Trustee for the Old Notes, or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

                             (Signatures of Holders)
Date:----------------
Name:---------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title):----------------------------------------------------------
Address:------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number:-------------------------------------------------
Taxpayer Identification or Social Security No.:---------------------------------

                             GUARANTEE OF SIGNATURE
                           (See Instructions 2 and 5)
--------------------------------------------------------------------------------
Authorized Signature:-----------------------------------------------------------
Date:---------------------------------------------------------------------------
Name of Firm:-------------------------------------------------------------------
                                 (Please Print)
Capacity (full title):----------------------------------------------------------
Address:------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:-------------------------------------------------


---------------------------------------------------------    -------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
             (See lnstructions 4, 5 and 6)                               (See Instructions 4, 5 and 6)
---------------------------------------------------------    -------------------------------------------------------

To be completed ONLY if the New Notes and/or any Old         To be completed ONLY if the New Notes and/or any Old
Notes that are not tendered are to be issued in the          Notes that are not tendered are to be sent to someone
name of someone other than the registered holder of the      other than the registered holder of the Old Notes
Old Notes whose name appears above.                          whose name appears above, to such registered holder at
Issue   [-] New Notes  [-] Old Notes not Tendered            an address other than that shown above
to:                                                          Mail [-] New Notes [-] Old Notes not Tendered to:

Name:-----------------------------------------------------   Name:--------------------------------------------------
                     (Please Print)                                             (Please Print)
Address:--------------------------------------------------   Address:-----------------------------------------------
                   (Include Zip Code)                                         (Include Zip Code)

----------------------------------------------------------   -------------------------------------------------------
            (Area Code and Telephone Number)                             (Area Code and Telephone Number)

----------------------------------------------------------   -------------------------------------------------------
                 (Tax Identification or                                      (Tax Identification or
                 Social Security Number)                                     Social Security Number)

----------------------------------------------------------   -------------------------------------------------------

                                  INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer of Tekni-Plex, Inc. to Exchange its 8 3/4% Senior Secured Exchange Notes Due 2013 for all of its Outstanding 8 3/4% Senior Secured Notes Due 2013.

      1. Book-Entry Transfer; Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures. To tender in the Exchange Offer, holders must tender by (a) forwarding certificates herewith or (b) book-entry transfer, pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering" and "-Book-Entry Transfer" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an agent's message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. The term "Book-Entry Confirmation" means a timely confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "agent's message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Company may enforce the Letter of Transmittal against such participant.

     If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. Old Notes may be tendered in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining Old Notes must be $100,000 or any integral multiple of $1,000 in excess thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution (by facsimile transmission, mail or hand delivery) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

      2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

    (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

      3. Inadequate Space. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

      4. Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-Entry Transfer); Withdrawal Rights. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Notes of a holder are tendered or exchanged, the untendered or unexchanged principal amount of the holder's remaining Old Notes must be $100,000 or any integral multiple of $1,000 in excess thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes Tendered-Principal Amount of Old Notes Tendered (If Less Than All Are Tendered)." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective prior to that time, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the book-entry transfer facility system of DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer-Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

      5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     When this Letter of Transmittal is signed by the holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

      6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the registered holder, or if New Notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

      7. Tax Identification Number. Under U.S. federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent (as payor) with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below which, in the case of a tendering holder who is an individual, is his or her Social Security Number. In the case of a tendering holder who is an individual who does not have and is not eligible to obtain a Social Security Number (e.g., a resident alien), the correct taxpayer identification number is such holder's IRS individual taxpayer identification number ("ITIN"). If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

     The box in Part 3 of the Substitute Form W-9 should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number, employer identification number or IRS individual taxpayer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN (Certificate of Foreign Status), signed under penalties of perjury, attesting to that holder's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      8. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 8, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

      9. Determination of Validity. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     10. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

     11. Lost, Stolen or Destroyed Old Notes. If any certificates representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated on the front of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


                                        TO BE COMPLETED BY ALL TENDERING HOLDERS

                                                   (See Instruction 7)

-----------------------------------------------------------------------------------------------------------------------------

                                              Payer's Name: HSBC Bank USA
-----------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                         Part I -  Enter your TIN in the appropriate box.            Social security number,
                                   For individuals, this is your social security number        Employer identification
                                   (SSN). For individuals who do not have and are not          number OR IRS individual
Form W-9                           eligible to obtain a  Social Security Number, this          taxpayer identification
                                   is your IRS individual taxpayer identification              number:
                                   number (ITIN). For other entities, it is your
                                   employer identification number (EIN).
                                   -----------------------------------------------------      ------------------------------

Department of the Treasury         Part 2 - Certification - Under penalties of perjury,        If exempt recipient, write
Internal Revenue Service           I certify that:                                             "EXEMPT" in the space below.
                                   (1) The number shown on this form is my correct             See the accompanying
                                   Taxpayer Identification Number (or I am waiting for         Guidelines for Certification
Payer's Request for Taxpayer       a number to be issued to me) and (2) I am not               of  Taxpayer Identification
Identification Number (TIN)        subject to backup withholding either because (a) I          Number on Substitute  Form
                                   am exempt from backup withholding, or (b) I have not        W-9.
                                   been notified by the Internal Revenue Service
                                   ("IRS") that I am subject to backup withholding as a
                                   result of a failure to report all interest or
                                   dividends, or (c) the IRS has notified me that I am
                                   no longer subject to backup withholding.
                                                                                               Part 3 -
                                   Certification Instructions - You must cross out item
                                   (2) above if you have been notified by the IRS that
                                   you are currently subject to backup withholding
                                   because you have failed to report interest or               Awaiting TIN [_]
                                   dividends on your tax return. However, if after
                                   being notified by the IRS that you are subject to
                                   backup withholding you received another notification
                                   from the IRS that you are no longer subject to
                                   backup withholding do no cross out such item (2).

                                   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
                                   CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN
                                   THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
                                   WITHHOLDING.

                                   SIGNATURE DATE --------------Date----

                                   NAME---------------------------------
                                       (Please Print)

                                   BUSINESS NAME-----------------------
                                       (If different) (Please Print)

                                   ADDRESS------------------------------
                                          (Please Print)
-----------------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES

     FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

Signature---------------------------- Date--------------------------------------

Name----------------------------------------------------------------------------
                                 (Please Print)

Address-------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9



How to Get a TIN

If you don't have a taxpayer identification number (a "TIN"), apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for business and all other entities), from your local IRS office. For individuals who do not have and are not eligible to obtain a Social Security Number, apply for an IRS taxpayer identification number on Form W-7 which is available from your local IRS office.

If you do not have a TIN, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon.

As soon as you receive your TIN, complete a Form W-9, include your TIN, sign and date the form, and give it to the requester.

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

Sole Proprietor. You must enter your individual name (enter either your social security number ("SSN") or your employer identification number ("EIN") in Part
1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

Part I - TIN

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter either your SSN or your EIN. Also see the chart on the attached page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under "How to Get a TIN" above.

Part II - For Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in the space provided, and sign and date the form.

If you are a nonresident or a foreign entity not subject to backup withholding, give the requester a completed Form W-8BEN, Certificate of Foreign Status.

The following is a list of payees exempt from backup withholding. For interest and dividends, all listed payees are exempt except the payee in item (ix). For broker transactions, payees listed in items (i) through (xiii), and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt.

(i)   a corporation;
(ii) an organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(f)(2) of the Code;
(iii) the United States or any of its agencies or instrumentalities;
(iv) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;
(v) a foreign government or any of its political subdivisions, agencies or instrumentalities;
(vi)  an international organization or any of its agencies or instrumentalities;
(vii) a foreign central bank of issue;
(viii)a dealer in securities or commodities required to register in the United States or a possession of the United States;
(ix) a futures commission merchant registered with the Commodity Futures Trading Commission;
(x)   a real estate investment trust;
(xi) an entity registered at all times during the tax year under the Investment Company Act of 1940;
(xii) a common trust fund operated by a bank under Section 584(a) of the Code;
(xiii)a financial institution;
(xiv) a middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. , Nominee List; or
(xv)  a trust exempt from tax under Section 664 or described in Section 4947.

Privacy Act Notice - Section 6109 requires to give your TIN to persons who must report certain payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file certain tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Name and Identification Number to Give the Requester. -Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00- 0000000. The table below will help determine the number to give the requester.

-------------------------------  ----------------------------------  ---------------------------------------  ---------------------
For this type of account:        Give the SOCIAL SECURITY NUMBER     For this type of account:                   Give the TAXPAYER
                                 of -                                                                            IDENTIFICATION
                                                                                                                 number of-
-------------------------------  ----------------------------------  ---------------------------------------   --------------------

1. An individual's account       The individual                      10. Corporate account                     The corporation

2. Two or more                   The actual owner of the account     11. Religious, charitable, or             The organization
   individuals (joint account)   or, if combined funds, the first        educational organization account
                                 individual on the account(1)

3. Husband and wife              The actual owner of the account     12. Partnership account held in the       The partnership
   (joint account)               or, if joint funds, the first           name of the business
                                 individual on the account(1)

4. Custodian account of a        The minor(2)                        13. Association, club, or other           The organization
   minor (Uniform Gift to                                                tax-exempt organization
   Minors Act)

5. Adult and minor (joint        The adult or, if the minor is       14. A broker or registered nominee        The broker or nominee
   account)                      the only contributor, the
                                 minor(1)

6. Account in the name of        The ward, minor, or incompetent     15. Account with the Department of        The public entity
   guardian or committee for     person(3)                               Agriculture in the name of a public
   a designated ward, minor,                                             entity (such as a State or local
   or incompetent person                                                 government, school district, or
                                                                        prison) that receives agricultural
                                                                        program payments

7. a. The usual revocable        The grantor-trustee(1)
      savings trust account
      (grantor is also
      trustee)
                                 The actual owner(1)
   b. So-called trust
      account that is not a
      legal or valid trust
      under State law

8.    Sole proprietorship        The owner(4)
      account

9.    A valid trust, estate,     The legal entity (Do not furnish
      or pension trust           the identifying number of the
                                 personal representative or
                                 trustee unless the legal entity
                                 itself is not designated in the
                                 account title.) (5)

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show your individual name. You may also enter your business name. You may use either your Social Security Number or Employer Identification Number.
(5)  List first and circle the name of the legal trust, estate, or pension trust

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.